EXHIBIT 10.4

FIRST AMENDMENT

TO

REGISTRATION AGREEMENT

This First Amendment to Registration Agreement (this “Amendment”), is made and entered into effective as of October 30, 2014 (the “Effective Date”), and amends that certain Registration Agreement, dated as of January 4, 2013, by and among ECPM Holdings, LLC, a Delaware limited liability company (the “Company”), and the other parties thereto (the “Registration Agreement”). All capitalized terms used in this Amendment and not defined herein shall have the meanings set forth in the Registration Agreement.

RECITALS

A. The Company desires to amend the Registration Agreement in order to amend the definition of “Investor Registrable Securities”, as more specifically described herein.

B. The Board of Managers of the Company has approved this Amendment by unanimous written consent effective as of October 29, 2014.

C. The undersigned holders of units of membership interests of the Company collectively constitute holders of a majority of each of the Investor Registrable Securities and the Other Registrable Securities.

D. For purposes of approving the Amendment in accordance with Section 9(d) of the Registration Agreement, the undersigned hereby consent to the adoption of this Amendment and the terms and conditions contained herein.

AMENDMENTS

NOW, THEREFORE, in consideration of the mutual agreements, terms, conditions, and covenants set forth in this Amendment, the parties agree as follows:

1. Effective Date. This Amendment shall be effective as of the Effective Date.

2. Amendments.

a. The first “WHEREAS” clause following the introductory paragraph of the Registration Agreement is hereby amended by deleting the phrase “of even date herewith” (which is referenced two (2) times) and replacing it in both instances with the phrase “dated as of October 6, 2012”.

b. The definition of “Other Registrable Securities” in Section 8(d) of the Registration Agreement is hereby amended by deleting the first sentence in its entirety and replacing it with the following:

““Other Registrable Securities” means (i) any Common Stock issued or issuable upon the conversion of any Class B Unit or Class C Unit issued pursuant to the Contribution Agreement, (ii) any Common Stock issued or issuable upon the conversion of any Class A Units issued to any Other Holder pursuant to the Purchase Agreement, (iii) any Common Stock issued or issuable with respect to the securities referred to in clause (i) or clause (ii) above by way of a dividend or split of equity securities or in connection with a combination of equity securities, recapitalization, merger, consolidation or other reorganization, and (iv) any other shares of Common Stock held by Persons holding securities described in clauses (i), (ii) and (iii) above (in each case, other than Investor Registrable Securities).”

3. Registration Agreement to Remain in Full Force and Effect. Except as specifically provided herein, the Registration Agreement, as amended by this Amendment, shall remain in full force and effect, and the provisions thereof are hereby ratified and confirmed.

4. Sufficiency of Consent. The undersigned hereby acknowledge and agree that the consent of the undersigned provided herein, together with the approval by the Board of Managers of the Company (which has been separately obtained), constitutes all the consents and approvals required to adopt this Amendment.

5. Further Actions. The undersigned hereby agree to take such actions and to execute such documents and other instruments as may be necessary or desirable to give effect to the purposes of this Amendment. Furthermore, the undersigned hereby consent to the taking of any actions and the execution of any documents or other instruments by any officer of the Company deemed by such officer necessary or desirable to give effect to the purposes of this Amendment.

6. Governing Law. This Amendment shall be governed by the laws of the State of Delaware, without giving effect to principles of conflict of laws of that State.

7. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, and all of which shall constitute one instrument.

{ Signature page to follow }

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IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first set forth above.

THE COMPANY:

ECPM HOLDINGS, LLC

By:	/s/ Mark Gilreath
Mark Gilreath
President

Signature Page to First Amendment to Registration Rights Agreement

REQUISITE HOLDERS INVESTOR REGISTRABLE SECURITIES:

SC US GF V HOLDINGS, LTD.,
a Cayman Islands exempted company

By:	SEQUOIA CAPITAL U.S. GROWTH FUND V, L.P.,
a Cayman Islands exempted limited partnership, its member

By:	SCGF V MANAGEMENT, L.P.,
a Cayman Islands exempted limited partnership, its General Partner

By:	SC US (TTGP), LTD.,
a Cayman Islands exempted company, its General Partner

By:	/s/ Scott Carter
Name:	Scott Carter
Title:	Director

Signature Page to First Amendment to Registration Rights Agreement

REQUISITE HOLDERS OTHER REGISTRABLE SECURITIES:

RIVER CITIES CAPITAL FUND IV L.P.

By:	River Cities Management IV LLC
Its:	General Partner

By:	/s/ Edwin T. Robinson
Name:	Edwin T. Robinson
Title:	Manager

RIVER CITIES CAPITAL FUND IV (N.Q.P.) L.P.

By:	River Cities Management IV LLC
Its:	General Partner

By:	/s/ Edwin T. Robinson
Name:	Edwin T. Robinson
Title:	Manager

COUNCIL CAPITAL II, L.P.

By:	Council Capital Partners II, LLC
Its:	General Partner

By:	/s/ Katie H. Gambill
Name:	Katie H. Gambill
Title:	Managing Member

ENVEST III, LLC

By:	Envest Management III, LLC
Its:	Managing Member

By:	/s/ David Kaufman
Name:	David Kaufman
Title:	Manager

Signature Page to First Amendment to Registration Rights Agreement

U.M. ACCELMED L.P.

By:	U.M. Accelmed Management (2009) Ltd.
Its:	General Partner

By:	/s/ Uri Geiger
Name:	Uri Geiger
Title:	Managing Partner

Signature Page to First Amendment to Registration Rights Agreement